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                             GT GLOBAL INCOME FUNDS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997
                    SUPPLANTING SUPPLEMENT DATED MAY 1, 1997

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THE FOLLOWING REVISES AND SUPERSEDES THE DISCUSSION UNDER "HOW TO INVEST --
PURCHASING CLASS A SHARES" WITH RESPECT TO GT GLOBAL GOVERNMENT INCOME FUND ("GLOBAL GOVERNMENT INCOME FUND"), GT GLOBAL STRATEGIC INCOME FUND ("STRATEGIC INCOME FUND") AND GT GLOBAL HIGH INCOME FUND:

As of August 1, 1997, the Class A share sales charge waiver described under section (xiii) of "Sales Charge Waivers -- Class A Shares" is no longer available.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS B SHARES" WITH RESPECT TO EACH FUND:

Class B shares of a Fund may not be purchased for a Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Accounts ("SIMPLE IRAs") for which a designated financial institution was selected by the employer on Form 5305-SIMPLE. Class B shares of a Fund may still be purchased for SIMPLE IRAs using Form 5304-SIMPLE. In addition, Class A shares of a Fund may still be purchased for all SIMPLE IRAs.

Upon redemption, Class B shares of a Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent defered sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of a Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GLOBAL GOVERNMENT INCOME FUND, STRATEGIC INCOME FUND AND GLOBAL HIGH INCOME PORTFOLIO ("HIGH INCOME PORTFOLIO"):

Michael Mabbutt is a Portfolio Manager for Global Government Income Fund, Strategic Income Fund and High Income Portfolio. Mr. Mabbutt joined Chancellor LGT Asset Management, Inc. (the "Manager") and LGT Asset Management PLC (London), an affiliate of the Manager, in December 1996. He was appointed Head of Global Emerging Market Debt for the Manager in April 1997. Prior to joining the Manager, he was a Senior Portfolio Manager for global fixed income at Baring Asset Management in London from 1992 to 1996. At Baring Asset Management, he was responsible for developing the emerging market debt process as head of the five member Emerging Market Fixed Income Strategy Group.

Cheng-Hock Lau is the other Portfolio Manager for Global Government Income Fund, Strategic Income Fund and High Income Portfolio. Mr. Lau has been Chief Investment Officer for Developed Market Debt for the Manager since November 1996, and was a Senior Portfolio Manager for global/international fixed income for the Manager from July 1995 to November 1996. Mr. Lau was a Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International from 1993 to 1995, and Vice President at Bankers Trust Company from 1991 to 1993.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc., and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Lau was an employee only of Chancellor Capital.

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THE FOLLOWING SUPPLEMENTS THE DISCLOSURE UNDER "INVESTMENT OBJECTIVE AND
POLICIES" WITH RESPECT TO GLOBAL GOVERNMENT INCOME FUND AND STRATEGIC INCOME
FUND:

U.S. government securities in which the Global Government Income Fund and the Strategic Income Fund may invest include mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. The Funds may also purchase privately issued mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. Investors typically receive payments out of the interest and principal on the underlying mortgages. Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are other financial assets or financial receivables, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards. Any privately issued mortgage-backed and asset-backed securities purchased by Global Government Income Fund will be subject to the limitation of that Fund which allows no more than 35% of its assets to be invested in securities of non-governmental issuers. With respect to the Global Government Income Fund, it will only purchase such securities if rated in the highest rating category by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or if not rated, determined to be of comparable quality by the Manager.

THE FOLLOWING SUPPLEMENTS THE DISCLOSURE UNDER "RISK FACTORS" WITH RESPECT TO GLOBAL GOVERNMENT INCOME FUND AND STRATEGIC INCOME FUND:

RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and asset-backed securities may also decrease in value as a result of increasing market interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Global Government Income Fund or the Strategic Income Fund. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.

                                                                   June 16, 1997